UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 21, 2004




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



       Delaware                1-9566                    95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,           90401-1490
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

ITEM 7.           Financial Statements and Exhibits

(a)      Financial Statements

              Not Applicable.

(b)      Pro Forma Financial Information

              Not Applicable.

(c) Exhibits:

              99. Press Release dated April 21, 2004, regarding results
                  for the First quarter of 2004.

ITEM 12.          Results of Operations and Financial Condition

On April 21, 2004, the registrant, FirstFed Financial Corp., issued a press release setting forth the Company's first quarter 2004 earnings. A copy of this press release is attached and incorporated herein as Exhibit 99.


                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.


Dated: April 21, 2004                   By:  /s/ Douglas J. Goddard
                                             ----------------------
                                                 Douglas J. Goddard
                                                 Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE FIRST QUARTER OF 2004

     Santa Monica, California, April 21, 2004 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $15.0 million or $0.86 per diluted share of common stock for the first quarter of 2004, compared to net earnings of $15.2 million or $0.87 per diluted share for the fourth quarter of 2003. Results for the first quarter of 2003 were $15.5 million or $0.90 cents per diluted share of common stock.

     Net earnings decreased compared to the fourth quarter of 2003 primarily due to decreased loan prepayment fees, increased compensation costs and lower income from recoveries of losses on real estate owned. Also, included in other operating expense for the first quarter of 2004 is a $395 thousand loss due to a vendor defalcation.

     Net earnings decreased compared to the first quarter of 2003 primarily due to increased compensation and legal costs, lower gain on sale of loans, and higher other operating costs.

     The interest rate spread decreased to 2.95% for the first quarter of 2004 from 3.09% for the fourth quarter of 2003 and 3.34% for the first quarter of 2003. The interest rate spread has decreased steadily over the last four quarters. The cost of interest-bearing liabilities decreased to 1.87% for the first quarter of 2004 from 2.43% for the same quarter one year ago, while the yield on interest-earning assets decreased to 4.82% for the first quarter of 2004 from 5.77% one year ago. However, net interest income increased 4% over the fourth quarter of 2003 and remained flat compared to the first quarter of 2003 due to 15.5% and 7.6% increases in average interest-earning assets, respectively.

     Loan originations were $593.5 million for the first quarter of 2004 compared to $659.8 million for the fourth quarter of 2003 and $538.9 million for the first quarter of 2003. Loan prepayments and amortization totaled $331.0 million for the first quarter of 2004 compared to $398.6 million for the fourth quarter of 2003 and $381.3 million for the first quarter of 2003. Loan servicing and other fees in the first quarter of 2004 were $2.0 million compared to $2.4 million for the fourth quarter of 2003 and $1.6 million for the first quarter of 2003. The amount of loan servicing and other fees varies during the quarter based on the total dollar amount and types of loans paid off.

     Non-interest expense as a percentage of total assets decreased to 1.22% during the first quarter of 2004 from 1.24% during the fourth quarter of 2003 and 1.30% during the first quarter of 2003 as total assets grew to $5.2 billion as of March 31, 2004 from $4.8 billion as of December 31, 2003 and $4.4 billion as of March 31, 2003. Consolidated stockholders' equity grew to $452.2 million as of March 31, 2004 compared to $436.6 million as of December 31, 2003 and $387.2 million as of March 31, 2003.

     Allowances for loan losses (including general valuation allowances and valuation allowances for impaired loans) totaled $75.8 million or 1.61% of gross loans at March 31, 2004 compared to $75.7 million or 1.70% at December 31, 2003 and $75.8 million or 1.89% at March 31, 2003. Non-performing assets were 0.06% of total assets as of March 31, 2004 compared to 0.10% as of December 31, 2003 and 0.14% as of March 31, 2003.

     The Company did not record a provision for loan losses during the first quarter of 2004 or any quarter during 2003. Net loan recoveries totaled $58 thousand during the first quarter of 2004 compared to net loan charge-offs of $10 thousand during the fourth quarter of 2003 and net loan recoveries of $47 thousand during the first quarter of 2003.

     First Federal Bank of California operates 29 full-service retail banking offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

         Contact: Douglas Goddard, Executive Vice President
                    (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                                  March 31, 2004          December 31, 2003
                                                                                ------------------      ----------------------
ASSETS
Cash and cash equivalents                                                   $             41,417    $                 54,318
Investment securities, available-for-sale (at fair value)                                213,605                     116,411
Mortgage-backed securities, available-for-sale (at fair value)                           124,217                     135,176
Loans receivable, held-for-sale (fair value $494)                                             --                         492
Loans receivable, net                                                                  4,640,055                   4,373,620
Accrued interest and dividends receivable                                                 18,155                      16,941
Real estate, net                                                                           1,324                       1,324
Office properties and equipment, net                                                      10,622                      10,568
Investment in Federal Home Loan Bank (FHLB) stock, at cost                                95,400                      87,775
Other assets                                                                              28,230                      28,397
                                                                                ------------------      ----------------------
                                                                            $          5,173,025    $              4,825,022
                                                                                ==================      ======================

LIABILITIES

Deposits                                                                    $          2,712,922    $              2,538,398
FHLB advances                                                                          1,852,000                   1,694,000
Securities sold under agreements to repurchase                                           117,122                     122,622
Accrued expenses and other liabilities                                                    38,804                      33,435
                                                                                ------------------      ----------------------
                                                                                       4,720,848                   4,388,455
                                                                                ------------------      ----------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares;
  issued 23,589,144 and 23,543,339 shares;
  outstanding 17,091,448 and 17,045,643 shares                                               236                         235
Additional paid-in capital                                                                38,386                      37,733
Retained earnings - substantially restricted                                             498,342                     483,360
Unreleased shares to employee stock ownership plan                                          (105)                       (125)
Treasury stock, at cost, 6,497,696 shares                                                (85,727)                    (85,727)
Accumulated other comprehensive earnings, net of taxes                                     1,045                       1,091
                                                                                ------------------      ----------------------
                                                                                         452,177                     436,567
                                                                                ------------------      ----------------------
                                                                            $          5,173,025    $              4,825,022
                                                                                ==================      ======================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                                                     Three months ended March 31,
                                                                                      2004                     2003
                                                                              --------------------     --------------------
   Interest income:
        Interest on loans                                                 $               55,660   $               57,069
        Interest on mortgage-backed securities                                               939                    1,670
        Interest and dividends on investments                                              1,918                    2,099
                                                                              --------------------     --------------------
           Total interest income                                                          58,517                   60,838
                                                                              --------------------     --------------------
   Interest expense:
        Interest on deposits                                                               8,484                   11,367
        Interest on borrowings                                                            12,320                   11,956
                                                                              --------------------     --------------------
           Total interest expense                                                         20,804                   23,323
                                                                              --------------------     --------------------

   Net interest income                                                                    37,713                   37,515
   Provision for loan losses                                                                  --                       --
                                                                              --------------------     --------------------
   Net interest income after provision for loan losses                                    37,713                   37,515
                                                                              --------------------     --------------------
   Other income:
        Loan servicing and other fees                                                      2,001                    1,610
        Retail office fees                                                                 1,320                    1,147
        Gain on sale of loans                                                                 13                      472
        Real estate operations, net                                                           49                       15
        Other operating income                                                                78                      102
                                                                              --------------------     --------------------
           Total other income                                                              3,461                    3,346
                                                                              --------------------     --------------------

   Non-interest expense:
        Salaries and employee benefits                                                     9,194                    8,782
        Occupancy                                                                          2,057                    2,007
        Amortization of core deposit intangible                                              499                      499
        Other expense                                                                      3,532                    2,828
                                                                              --------------------     --------------------
           Total non-interest expense                                                     15,282                   14,116
                                                                              --------------------     --------------------
   Earnings before income taxes                                                           25,892                   26,745
   Income tax provision                                                                   10,915                   11,268
                                                                              --------------------     --------------------
   Net earnings                                                           $               14,977   $               15,477
                                                                              ====================     ====================
   Other comprehensive earnings (loss), net of taxes                                         (46)                      90
                                                                              --------------------     --------------------
   Comprehensive earnings                                                 $               14,931   $               15,567
                                                                              ====================     ====================
   Earnings per share:
        Basic                                                             $                 0.88   $                 0.91
                                                                              ====================     ====================
        Diluted                                                           $                 0.86   $                 0.90
                                                                              ====================     ====================
   Weighted average shares outstanding:
        Basic                                                                         17,067,581               16,920,158
                                                                              ====================     ====================
         Diluted                                                                      17,495,422               17,271,160
                                                                              ====================     ====================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS

                                                                                   Quarter ended March 31,
                                                                                 2004                   2003
                                                                          -----------------         --------------
                                                                        (Dollars in thousands, except per share data)
End of period:
     Total assets                                                      $          5,173,025      $       4,416,281
     Cash and securities                                               $            255,022      $         168,220
     Mortgage-backed securities                                        $            124,217      $         185,315
     Loans                                                             $          4,640,055      $       3,929,897
     Core deposit intangible asset                                     $              6,829      $           8,824
     Deposits                                                          $          2,712,922      $       2,492,422
     Borrowings                                                        $          1,969,122      $       1,496,021
     Stockholders' equity                                              $            452,177      $         387,187
     Book value per share                                              $              26.46      $           22.81
     Tangible book value per share                                     $              26.06      $           22.29
     Stock price (period-end)                                          $              46.13      $           30.19
     Total loan servicing portfolio                                    $          4,833,756      $       4,239,547
     Loans serviced for others                                         $            132,308      $         183,527
     % of Adjustable mortgages                                                        81.08 %                72.00 %

Other data:
     Employees (full-time equivalent)                                                   590                    529
     Branches                                                                            29                     29

Asset quality:
     Real estate (foreclosed)                                          $              1,324      $             368
     Non-accrual loans                                                 $              1,561      $           5,893
     Non-performing assets                                             $              2,885      $           6,261
     Non-performing assets to total assets                                             0.06 %                 0.14 %
     General valuation allowance (GVA)                                 $             75,296      $          75,270
     Allowances for impaired loans                                                      496                    496
                                                                          -----------------         --------------
     Allowances for loan losses                                        $             75,792                 75,766
     Allowances for loan losses as a percent of gross loans
       receivable                                                                      1.61 %                 1.89 %
     Loans sold with recourse                                          $             88,192      $         104,974
     GVA for loans sold with recourse                                  $              5,400      $           6,900
     GVA to loans sold with recourse                                                   6.12 %                 6.57 %
     Modified loans (not impaired)                                     $              2,446      $           2,272
     Impaired loans, net                                               $              1,467      $           1,557
     Allowance for impaired loans                                      $                496      $             496

Capital ratios:
     Tangible capital ratio                                                            8.21 %                 8.13 %
     Core capital ratio                                                                8.21                   8.13
     Risk-based capital ratio                                                         15.63                  14.59
     Net worth to assets ratio                                                         8.74                   8.77


                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)

                                                                                       Quarter ended March 31,
                                                                                      2004                  2003
                                                                                 ----------------     -----------------
                                                                                        (Dollars in thousands)
Selected ratios:
   Expense ratios:
       Efficiency ratio                                                                      37.10%                34.95%
       Expense-to-average-assets ratio                                                        1.22                  1.30
   Return on average assets                                                                   1.20                  1.43
   Return on average equity                                                                  13.48                 16.32

Yields earned and rates paid:
   Average yield on loans and mortgage-backed securities                                      4.90%                 5.83%
   Average yield on investment portfolio (1)                                                  2.52                  3.88
   Average yield on all interest-earning assets (1)                                           4.82                  5.77
   Average rate paid on deposits                                                              1.29                  1.83
   Average rate paid on borrowings                                                            2.69                  3.52
   Average rate paid on all interest-bearing liabilities                                      1.87                  2.43
   Interest rate spread                                                                       2.95                  3.34
   Effective net spread                                                                       3.07                  3.49

Average balances:
   Average loans and mortgage-backed securities                                $         4,619,315  $          4,031,046
   Average investments  (2)                                                                169,682               116,624
                                                                                  ----------------     -----------------
   Average interest-earning assets  (2)                                                  4,788,997             4,147,670
                                                                                  ----------------     -----------------
   Average deposits                                                                      2,639,485             2,513,998
   Average borrowings                                                                    1,839,696             1,377,121
                                                                                  ----------------     -----------------
     Average interest-bearing liabilities                                                4,479,181             3,891,119
                                                                                  ----------------     -----------------
      Excess of interest-earning assets over interest-bearing liabilities      $           309,816  $            256,551
                                                                                  ================     =================

Loan originations and purchases                                                $           593,538  $            538,929

(1) Excludes FHLB stock dividends and other miscellaneous items. (2) Excludes
FHLB stock.